                                                                   Exhibit 4.1

                      NEW GAYLORD ENTERTAINMENT COMPANY

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


   NUMBER                                                    SHARES
CA


                                             SEE REVERSE FOR CERTAIN DEFINITIONS

COMMON STOCK                                             CUSIP 64446N 10 7

THIS CERTIFICATE IS TRANSFERABLE
IN THE CITIES OF NEW YORK OR ATLANTA


This certifies that





is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE,
OF

New Gaylord Entertainment Company transferable on the books of the Company by the holder hereof in person or by his duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Restated Certificate of Incorporation, as now and hereafter amended, and of the Bylaws of the Company (copies thereof being on file with the Secretary of the Company) and the holder hereof by accepting this certificate expressly assents thereto. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness this seal of the Company and the facsimile                      signatures of its duly authorized officers.

Dated


COUNTERSIGNED AND REGISTERED:
            SUNTRUST BANK
          (ATLANTA, GEORGIA)
                                      TRANSFER AGENT
                                      AND REGISTRAR

AUTHORIZED SIGNATURE


-----------------------                                  ---------------------
F.M. Wentworth, Jr.                                      Edward L. Gaylord
SECRETARY                                                CHAIRMAN OF THE BOARD



PURSUANT TO ARTICLE IV OF THE RESTATED CERTIFICATE OF INCORPORATION, THE CORPORATION HAS THE RIGHT TO REQUIRE THE HOLDER HEREOF, OR ANY PERSON PRESENTING THIS CERTIFICATE FOR TRANSFER TO PROVIDE INFORMATION SATISFACTORY TO THE CORPORATION THAT ANY PROPOSED TRANSFER WILL NOT VIOLATE OR BE INCONSISTENT WITH, THE FEDERAL COMMUNICATIONS LAWS AND MAY REFUSE TO TRANSFER, SUSPEND RIGHTS OF OWNERSHP IN OR REDEEM SUCH SHARES IF SUCH OWNERSHIP OR THE EXERCISE OF RIGHTS THEREOF COULD RESULT IN ANY INCONSISTENCY WITH, OR VIOLATION OF, SUCH LAWS.
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                      NEW GAYLORD ENTERTAINMENT COMPANY

The Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests should be directed to the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                    UNIF GIFT MIN ACT -- ____________ Custodian _____________
                                                                                (Cust)                 (Minor)
     TEN ENT -- as tenants by the entireties                                 under Uniform Gifts to Minors
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants                              Act ______________________________
                in common                                                                  (State)

    Additional abbreviations may also be used though not in the above list.

  For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OR ASSIGNEE
-----------------------------------------

-----------------------------------------


------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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------------------------------------------------------------------------ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated _____________

              _______________________________________________________________
      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
              AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:_____________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.